POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Christopher M. Condron
                             -----------------------------------
                                   Christopher M. Condron

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Christina Johnson
                             -----------------------------------
                                   Christina Johnson

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Bruce Calvert
                             -----------------------------------
                                   Bruce Calvert

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Joseph H. Moglia
                             -----------------------------------
                                   Joseph H. Moglia

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   James F. Higgins
                             -----------------------------------
                                   James F. Higgins

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Stanley B. Tulin
                             -----------------------------------
                                   Stanley B. Tulin

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   W. Edwin Jarmain
                             -----------------------------------
                                   W. Edwin Jarmain

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Scott D. Miller
                             -----------------------------------
                                   Scott D. Miller

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Mary R. (Nina) Henderson
                             -----------------------------------
                                   Mary R. (Nina) Henderson

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Peter J. Tobin
                             -----------------------------------
                                   Peter J. Tobin

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Henri de Castries
                             -----------------------------------
                                   Henri de Castries

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   Denis Duverne
                             -----------------------------------
                                   Denis Duverne

                              POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of AXA Equitable Life Insurance Company (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Richard V. Silver, Barbara Goodstein, Stuart L. Faust, Anne M. Katcher, Karen Field Hazin, Naomi J. Weinstein, Mildred Oliver, Edward Marron, Kathleen De Celie, Dodie Kent, William Evers, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate
Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 14th day of September, 2005.




                             /s/   John Graf
                             -----------------------------------
                                   John Graf